Exhibit 99.3

GUARANTY

THIS GUARANTY (“Guaranty”) dated as of January 2, 2007 is executed and delivered by CONSOLIDATED GRAPHICS, INC., a Texas corporation (“Guarantor”), to JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent (in such capacity herein called “Administrative Agent”) under the Credit Agreement (hereinafter defined), for the benefit of Lenders (as defined in the Credit Agreement).

ARTICLE 1

Section 1.1 Definitions. As used in this Guaranty, these terms shall have these respective meanings:

Borrower means CONSOLIDATED ANNAN & BIRD LITHOGRAPHERS, LTD., a New Brunswick corporation.

Credit Agreement means that certain Credit Agreement dated concurrently herewith executed by and among Borrower, Administrative Agent and certain financial institutions therein named and all amendments, supplements, restatements or replacements to any of the foregoing from time to time.

Credit Documents shall have the meaning ascribed to such term in the Credit Agreement.

Debt means all debt (principal, interest or other) evidenced by the Revolving Notes and all debt (principal, interest or other) incurred under or evidenced by the other Credit Documents, including obligations now or hereafter owing to any Lender under a Hedging Agreement and the LOC Obligations. The Debt includes interest and other obligations accruing or arising after commencement of any case under any bankruptcy or similar laws by or against any Obligor. The Debt also includes all reasonable attorneys’ fees and any other reasonable expenses incurred by Administrative Agent in enforcing any of the Credit Documents.

Obligor means Guarantor, Borrower and each other Credit Party.

Person shall have the meaning ascribed to such term in the Credit Agreement.

Revolving Notes shall have the meaning ascribed to such term in the Credit Agreement.

ARTICLE 2

Section 2.1 Execution of Credit Documents. Borrower and Obligors have executed and delivered the Credit Documents.

Section 2.2 Consideration. In consideration of the credit and financial accommodations contemplated to be extended to Borrower pursuant to the Credit Documents or otherwise, which Guarantor has determined will substantially benefit Guarantor directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor executes and delivers this Guaranty to Administrative Agent with the intention of being presently and legally bound by its terms.

ARTICLE 3

Section 3.1 Payment Guaranty. Guarantor unconditionally guarantees to Administrative Agent for the ratable benefit of Lenders the full, prompt and punctual payment of the Debt when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the Credit Documents. This Guaranty is irrevocable, unconditional and absolute, and if for any reason all or any portion of the Debt shall not be paid when due, Guarantor will immediately pay the Debt to Administrative Agent or other Person entitled to it, in Dollars or Canadian Dollars (as the case may be), regardless of (a) any defense, right of set-off or counterclaim which any Obligor may have or assert (other than a defense that the Debt has been paid in part or in full) and (b) whether Administrative Agent or any other Person shall have taken any steps to enforce any rights against any Obligor or any other Person to collect any of the Debt.

Section 3.2 Obligations Not Affected. Guarantor’s covenants, agreements and obligations under this Guaranty shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of law or order of any competent governmental authority and whether or not Guarantor is given any notice or is asked for or gives any further consent (all requirements for which, however arising, Guarantor hereby WAIVES):

(a) release or waiver of any obligation or duty to perform or observe any express or implied agreement, covenant, term or condition in or imposed by any of the Credit Documents or by applicable law on any Obligor or any party to the Credit Documents (other than Guarantor).

(b) extension of the time for payment of any part of the Debt or any other sums payable under the Credit Documents, extension of the time for performance of any other obligation under or arising out of or in connection with the Credit Documents or change in the manner, place or other terms of such payment or performance.

(c) settlement or compromise of any of the Debt as to any Obligor other than Guarantor.

(d) renewal, supplementing, modification, rearrangement, amendment, restatement, replacement, or reinstatement (whether or not material) of any part of any of the Credit Documents or any obligations under the Credit Documents of any Obligor or any other party to the Credit Documents (without limiting the number of times any of the foregoing may occur).

(e) acceleration of the time for payment or performance of any Debt or other obligation under any of the Credit Documents or exercise of any other right, privilege or remedy under or in regard to any of the Credit Documents.

(f) failure, omission, delay, neglect, refusal or lack of diligence by Administrative Agent or any other Person to assert, enforce, give notice of intent to exercise—or any other notice with respect to—or exercise any right, privilege, power or remedy conferred on Administrative Agent or any other Person in any of the Credit Documents or by law or action on the part of Administrative Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to any Obligor or any other Person.

(g) release, surrender, exchange, subordination or loss of any security or lien priority under any of the Credit Documents or in connection with the Debt.

(h) release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any Security Document or other guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever.

(i) taking or acceptance of any other security or guaranty for the payment or performance of any or all of the Debt or the obligations of any Obligor.

(j) release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement, under which the rights of any Obligor have been collaterally or absolutely assigned, or in which a security interest has been granted, as direct or indirect security for payment of the Debt or performance of any other obligations to—or at any time held by—Administrative Agent or any Lender.

(k) death, legal incapacity, disability, voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, change in corporate or organizational status, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceedings of or affecting any Obligor or any of the assets of any Obligor, even if any of the Debt is thereby rendered void, unenforceable or uncollectible against any other Person.

(l) occurrence or discovery of any irregularity, invalidity or unenforceability of any of the Debt or Credit Documents or any defect or deficiency in any of the Debt or Credit Documents, including the unenforceability of any provisions of any of the Credit Documents because entering into any such Credit Document was ultra vires or because anyone who executed them exceeded their authority.

(m) failure to acquire, protect or perfect any lien or security interest in any collateral intended to secure any part of the Debt or any other obligations under the Credit Documents or failure to maintain perfection.

(n) failure by Administrative Agent or any other Person to notify—or timely notify—Guarantor of any default, event of default or similar event (however denominated) under any of the Credit Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, or reinstatement (whether or not material) or assignment of any part of the Debt, release or exchange of any security, any other action taken or not taken by Administrative Agent against any Obligor or any other Person or any direct or indirect security for any part of the Debt or other obligation of Borrower, any new agreement between Administrative Agent and/or any Lender and any Obligor or any other Person or any other event or circumstance.

(o) occurrence of any event or circumstances which might otherwise constitute a defense (other than the defense that the Debt has been paid in part or in full) available to, or a discharge of, any Obligor, including failure of consideration, fraud by or affecting any Person, usury, forgery, breach of warranty, failure to satisfy any requirement of the statute of frauds, running of any statute of limitation, accord and satisfaction and any defense based on election of remedies of any type.

(p) receipt and/or application of any proceeds, credits or recoveries from any source, including any proceeds, credits, or amounts realized from exercise of any rights, remedies, powers or privileges under the Credit Documents, by law or otherwise available to Administrative Agent or any Lender.

Section 3.3 Waiver of Certain Rights and Notices. Guarantor hereby WAIVES and RELEASES all right to require marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of the creation, accrual, renewal, increase, extension, modification, amendment or rearrangement of any part of the Debt, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of intent to accelerate, notice of acceleration and all other notices and demands, collection, suit and the taking of any other action by Administrative Agent or any Lender.

Section 3.4 Not a Collection Guaranty. This is an absolute guaranty of payment, and not of collection, and Guarantor WAIVES any right to require that any action be brought against any Obligor or any other Person, or that Administrative Agent or any Lender be required to enforce, attempt to enforce or exhaust any of its rights, benefits or privileges under any of the Credit Documents, by law or otherwise; provided that nothing herein shall be construed to prevent Administrative Agent or any Lender from exercising and enforcing at any time any right, benefit or privilege which it may have under any Credit Document or by law from time to time, and at any time, and Guarantor agrees that Guarantor’s obligations hereunder are—and shall be—absolute, independent and unconditional under any and all circumstances. Should Administrative Agent or any Lender seek to enforce Guarantor’s obligations by action in any court, Guarantor WAIVES any requirement, substantive or procedural, that (a) Administrative Agent or such Lender pursue any foreclosure action, realize or attempt to realize on any security or preserve or enforce any deficiency claim against any Obligor or any other Person after any such realization, (b) a judgment first be sought or rendered against any Obligor or any other Person, (c) any Obligor or any other Person be joined in such action or (d) a separate action be brought against any Obligor or any other Person. Guarantor’s obligations under this Guaranty are several from those of any other Obligor or any other Person, and are primary obligations concerning which Guarantor is the principal obligor. All waivers in this Guaranty or any of the Credit Documents shall be without prejudice to Administrative Agent or any Lender at its option to proceed against any Obligor or any other Person, whether by separate action or by joinder. Guarantor agrees that this Guaranty shall not be discharged except by payment of the Debt and full, complete performance of all obligations of the Obligors under the Credit Documents and termination of the obligation—if any—to make any further advances under the Notes or extend other financial accommodations to the Borrower.

Section 3.5 Subrogation. Guarantor agrees that it shall never be entitled to be subrogated to any of Administrative Agent’s or any Lender’s rights against any Obligor or any other Person or any collateral or offset rights held by Administrative Agent or any Lender for payment of the Debt until final termination of this Guaranty.

Section 3.6 Reliance on Guaranty. All extensions of credit and financial accommodations heretofore or hereafter made by Administrative Agent or any Lender under or in respect of the Notes or any of the other Credit Documents shall be conclusively presumed to have been made in acceptance of this Guaranty.

Section 3.7 Demands are Conclusive. Any demand by Administrative Agent under this Guaranty shall be conclusive, absent manifest error, as to the matters therein stated, including the amount due.

Section 3.8 Payments Returned. Guarantor agrees that, if at any time all or any part of any payment previously applied by Administrative Agent or any Lender to the Debt is or must be returned by Administrative Agent or any Lender—or recovered from Administrative Agent or any Lender—for any reason (including the order of any bankruptcy court), this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, Guarantor hereby agrees to indemnify Administrative Agent and each Lender against, and to save and hold Administrative Agent and each Lender harmless from any required return by Administrative Agent or any Lender—or recovery from Administrative Agent or any Lender—of any such payment made by Guarantor because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason other than the gross negligence or willful misconduct of Administrative Agent or the applicable Lender, as the case may be.

ARTICLE 4

Section 4.1 Term. Subject to the automatic reinstatement provisions of Article 3 above, this Guaranty shall automatically terminate and be discharged and be of no further force or effect upon full payment of the Debt, complete performance of all of the obligations of the Obligors under the Credit Documents and final termination of the obligation—if any—to make any further advances under the Notes or to provide any other financial accommodations to the Borrower under the Credit Documents. Without limiting the foregoing, if all of the equity interests in and to Guarantor are conveyed by the Borrower or its Subsidiaries to unaffiliated third parties in a transaction permitted under the Credit Agreement, then the Administrative Agent shall, upon written request by Guarantor, execute and deliver a release of Guarantor’s liabilities and obligations under this Guaranty concurrently with the closing of such conveyance.

ARTICLE 5

Section 5.1 Binding on Successors; No Assignment by Guarantor. All guaranties, warranties, representations, covenants and agreements in this Guaranty shall bind the executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of Guarantor and shall benefit Administrative Agent, Lenders, their successors and assigns, and any holder of any part of the Debt. Guarantor shall not assign or delegate any of its obligations under this Guaranty or any of the Credit Documents without the express prior written consent of the Lenders.

Section 5.2 Subordination of Borrower’s Obligations to Guarantor. Guarantor agrees that if, for any reason whatsoever, Borrower now or hereafter becomes liable, obligated or indebted to Guarantor, all such liabilities, obligations and indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all liens, security interests, charges and other security devices, shall at all times, be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Debt and all liens, collateral assignments, security interests and other security devices securing the Debt.

Section 5.3 Waiver of Suretyship Rights. By signing this Guaranty, Guarantor WAIVES each and every right (other than the subrogation rights set forth in Section 3.6) to which it may be entitled by virtue of any suretyship law, including any rights it may have pursuant to Rule 31 of the Texas Rules of Civil Procedure, §17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as the same may be amended from time to time.

Section 5.4 Amendments in Writing. This Guaranty shall not be changed orally but shall be changed only by agreement in writing signed by the party against whom such amendment is sought to be enforced. Any waiver or consent with respect to this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Guaranty.

Section 5.5 Notices. Any notice, request or other communication required or permitted to be given hereunder to Administrative Agent or any Lender shall be given as provided in the Credit Agreement. Any notice, request or other communication required or permitted to be given hereunder to Guarantor shall be given in writing by delivering it against receipt for it, by depositing it with an overnight delivery service or by depositing it in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed):

5858 Westheimer, Suite 200
Houston, Texas 77057
Attention: Chief Financial Officer
Telecopier: (713) 787-5083
Telephone: (713) 787-0977

Guarantor’s address for notice may be changed at any time and from time to time, but only after thirty (30) days’ advance written notice to Administrative Agent and Lenders and shall be the most recent such address furnished in writing by Guarantor to Administrative Agent and Lenders. Actual notice, however and from whomever given or received, shall always be effective when received.

Section 5.6 Gender; “Including” is Not Limiting; Section Headings. The masculine and neuter genders used in this Guaranty each includes the masculine, feminine and neuter genders, and the singular number includes the plural where appropriate, and vice versa. Wherever the term “including” or a similar term is used in this Guaranty, it shall be read as if it were written “including by way of example only and without in any way limiting the generality of the clause or concept referred to.” The headings used in this Guaranty are included for reference only and shall not be considered in interpreting, applying or enforcing this Guaranty.

Section 5.7 Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

Section 5.8 Survival. The representations, covenants and agreements set forth in this Guaranty shall continue and survive until final termination of this Guaranty.

Section 5.9 Rights Cumulative; Delay Not Waiver. Administrative Agent’s or any Lender’s exercise of any right, benefit or privilege under any of the Credit Documents or any other papers or at law or in equity shall not preclude the concurrent or subsequent exercise of any of Administrative Agent’s or any Lender’s other present or future rights, benefits or privileges. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law, the Credit Documents or any other papers. No failure by Administrative Agent or any Lender to exercise, and no delay in exercising, any right under any Credit Document or any other papers shall operate as a waiver thereof.

Section 5.10 Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby, and this Guaranty shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Guaranty is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Administrative Agent or any Lender for having bargained for and obtained it.

Section 5.11 Entire Agreement. This Guaranty embodies the entire agreement and understanding among Guarantor, Administrative Agent and Lenders with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantor acknowledges and agrees that there is no oral agreement between Guarantor and Administrative Agent or any Lender which has not been incorporated in this Guaranty.

Section 5.12 Relationship to Borrower. The value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor incurred or arising under this Guaranty and all related papers and arrangements. Guarantor has determined that such liability and obligation may reasonably be expected to substantially benefit Guarantor directly or indirectly (or if Guarantor is not a natural person, Guarantor’s board of directors, general partners or other governors have made that determination). Guarantor has had full and complete access to the underlying papers relating to the Debt and all other papers executed by any Obligor or any other Person in connection with the Debt, has reviewed them and is fully aware of the meaning and effect of their contents. Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning Borrower’s financial condition, and is not depending on Administrative Agent or any Lender to provide such information, now or in the future. Guarantor agrees that neither Administrative Agent nor any Lender shall have any obligation to advise or notify Guarantor or to provide Guarantor with any data or information.

THIS GUARANTY is executed as of the date first above written.

CONSOLIDATED GRAPHICS, INC.,
a Texas corporation

By:	G. Christopher Colville
G. Christopher Colville,
Executive Vice President and
Chief Financial Officer